Exhibit 99.1

BENEFICIAL MUTUAL BANCORP INVESTOR PRESENTATION JULY 30, 2013

2 SAFE HARBOR STATEMENT THIS PRESENTATION MAY CONTAIN PROJECTIONS AND OTHER “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. THESE STATEMENTS ARE NOT HISTORICAL FACTS, RATHER STATEMENTS BASED ON THE CURRENT EXPECTATIONS OF BENEFICIAL MUTUAL BANCORP, INC. (THE “COMPANY”) REGARDING ITS BUSINESS STRATEGIES, INTENDED RESULTS AND FUTURE PERFORMANCE. FORWARD-LOOKING STATEMENTS ARE PRECEDED BY TERMS SUCH AS “EXPECTS,” “BELIEVES,” “ANTICIPATES,” “INTENDS” AND SIMILAR EXPRESSIONS. MANAGEMENT’S ABILITY TO PREDICT RESULTS OR THE EFFECT OF FUTURE PLANS OR STRATEGIES IS INHERENTLY UNCERTAIN. FACTORS THAT COULD AFFECT ACTUAL RESULTS INCLUDE INTEREST RATE TRENDS, THE GENERAL ECONOMIC CLIMATE IN THE MARKET AREA IN WHICH THE COMPANY OPERATES, AS WELL AS NATIONWIDE, THE COMPANY’S ABILITY TO CONTROL COSTS AND EXPENSES, COMPETITIVE PRODUCTS AND PRICING, LOAN DELINQUENCY RATES, CHANGES IN FEDERAL AND STATE LEGISLATION AND REGULATION AND OTHER FACTORS THAT MAY BE DESCRIBED IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS ANNUAL REPORTS ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q AND OTHER REQUIRED FILINGS. THESE FACTORS SHOULD BE CONSIDERED IN EVALUATING THE FORWARD-LOOKING STATEMENTS AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS. THIS PRESENTATION INCLUDES INTERIM AND UNAUDITED FINANCIALS, WHICH ARE SUBJECT TO FURTHER REVIEW BY THE COMPANY’S INDEPENDENT ACCOUNTANTS.

3 PRESENTATION TOPICS OUR MARKET CURRENT FOCUS Q2 2013 FINANCIAL HIGHLIGHTS OTHER MATTERS

4 COMPANY SNAPSHOT Founded in 1853 Oldest and largest bank headquartered in Philadelphia #6 Deposit Market Share in Philadelphia/Southern New Jersey 3rd largest publicly traded mutual holding company by Assets and 4th by Market Capitalization

5 LARGEST INDEPENDENT PHILADELPHIA BANK Sources: SNL Financial LC $ in thousands

6 OUR MARKET - GREATER PHILADELPHIA AREA (1) Excludes Beneficial Bank Sources: U.S. Census Bureau, SNL Financial LC Opportunity for Growth Both Organically and through Acquisitions in the Attractive Philadelphia Metro Area 6th largest metropolitan region in the U.S. 63 colleges and universities Median household income of $57k versus national median of $50k Community banks comprise a large portion of total institutions in Philadelphia Metro area (104 of 115)

7 OUR MARKET – GREATER PHILADELPHIA AREA We operate in a dynamic medium between regional and super regional competitors, and local community banks Large enough to compete with the largest financial institutions There are 115 banking institutions in the Philadelphia Metro Area including Beneficial 85 of these institutions have less than 10 branch locations Only 10 of these institutions including Beneficial have more than 50 branch locations Beneficial is positioned to take advantage of marketplace consolidation Enough pre-second step capital for another branch acquisition to either enhance existing branch footprint or strategically grow in other key Philadelphia/Southern New Jersey markets Also targeting fee based businesses such as specialty finance, wealth management and insurance

8 PRESENTATION TOPICS OUR MARKET CURRENT FOCUS Q2 2013 FINANCIAL HIGHLIGHTS OTHER MATTERS

9 CURRENT FOCUS – PROFITABILITY & ASSET QUALITY Improve profitability Investing in people, brand and technology which may result in lower profitability in the short-term, but will drive future profitability and value to shareholders Expanding C&I and CRE teams to organically grow loan portfolio Investing in new small business platform and growing small business lending team Increasing focus and coverage of our mortgage banking team Improving balance sheet mix Loan and deposit pricing Focused on operating efficiency and cost structure Asset quality Significant investment in credit infrastructure in 2012 Commercial Credit, Workout and Collections Elevated credit related costs to weigh on earnings for near term Continue to reduce non-performing asset levels Maintaining strong reserves to total loans and non-performing loans Maintaining prudent underwriting standards for new originations

10 CURRENT FOCUS – COMMERICAL LENDING New Commercial Lending Organizational Structure in place Created separate Commercial Real Estate and C&I teams in 2012, as well as a new Business Development group Recruiting/building Commercial Real Estate, C&I, and Small Business lending teams (goal of adding 12-15 new lenders) Targeting in-market relationship building and maximizing opportunities from existing relationships Preparing to take advantage of opportunities when the economy improves and loan demand grows in our region

11 CURRENT FOCUS – RETAIL BANKING The Beneficial Conversation is Changing How We Do Business in Our Branches Sell Through Education Deepen Relationships with Customers Capitalize on Cross-Selling Opportunities Higher Brand Advocacy Maximize our Customers’ Experience The Beneficial Conversation

12 CURRENT FOCUS – RETAIL BANKING Continue to provide superior customer service as recognized by J.D. Power and Associates as # 1 in Retail Banking in the Mid-Atlantic Region and # 2 in the U.S. Align our products and services to our customers’ needs Mobile Banking Bill Pay (2013) Remote Deposit Capture (2013) On-line Account Opening (2013) Devon and Springfield campuses opened in the first quarter of 2013. Three additional campuses being constructed late 2013; early 2014. Improve pricing and mix of deposits

13 CURRENT FOCUS – MORTGAGE BANKING Development of new Mortgage Banking Team began in the second quarter of 2011 Continue to build team out in all counties throughout our footprint Representatives develop relationships in our footprint and support our branch network; no out-of-market origination Have generated $423 million of mortgage originations since Q3 2011

14 CURRENT FOCUS – CAPITAL & OPERATIONS Capital Strength Maintain strong capital levels to allow strategic flexibility Continue fundamental organic growth Exceed all current and future regulatory requirements (BASEL III) Capital Management Active balance sheet management Invest into profitable businesses Share repurchases Operations Invest in and leverage IT platform to improve efficiency and control Enhance risk management and compliance functions to respond to changing regulations which will put some pressure on profitability in the short-term

15 PRESENTATION TOPICS OUR MARKET CURRENT FOCUS Q2 2013 FINANCIAL HIGHLIGHTS OTHER MATTERS

16 Q2 2013 HIGHLIGHTS Beneficial awarded the J.D. Power and Associates “Highest Customer Satisfaction in Retail Banking in the Mid-Atlantic Region” Reduced non-performing loans, excluding government guaranteed student loans, by $31.1 million, or 35% , to $57.9 million, as compared to June 30, 2012 Reduced our cost of funds on deposits by 0.18% to 0.51% as compared to the quarter ended June 30, 2012 Maintained a strong balance sheet with an allowance for loan loss coverage ratio of 2.46%; and a reserve to non-performing loan ratio, excluding government guaranteed student loans, of 101.3% Repurchased 355,900 shares during the quarter Maintained strong capital levels with tangible capital to tangible assets of 10.73%

17 STATEMENT OF CONDITION $ in thousands ($ in thousands) ($ in thousands) 6/30/13 vs 12/31/12 thousands 6/30/2013 12/31/2012 $ % Assets: Cash and Cash Equivalents $273,126 $489,908 ($216,782) -44.25%Investment Securities 1,739,155 1,761,073 (21,918) -1.24%Loans 2,385,093 2,447,304 (62,211) -2.54% Allowance for loan losses (58,662) (57,649) (1,013) 1.76% Net Loans 2,326,431 2,389,655 (63,224) -2.65%Other Assets 362,778 365,768 (2,990) -0.82%Total Assets $4,701,490 $5,006,404 ($304,914) -6.09% Liabilities: Deposits: Non-interest bearing deposits $310,921 $328,892 ($17,971) -5.46% Interest bearing deposits 3,426,688 3,598,621 (171,933) -4.78% Total Deposits 3,737,609 3,927,513 (189,904) -4.84% Borrowed funds 275,361 250,352 25,009 9.99% Other liabilities 67,192 194,666 (127,474) -65.48% Total Liabilities $4,080,162 $4,372,531 ($292,369) -6.69%Stockholders’ Equity: Total Stockholders’ equity 621,328 633,873 (12,545) -1.98% Total Liabilities and Stockholder’s Equity $4,701,490 $5,006,404 ($304,914) -6.09%

18 LOAN PORTFOLIO Total Loans = $2.4 billion $ in millions Loan balances have decreased during the year as a result of a number of large commercial loan repayments and decreased loan demand. Focused on building our commercial lending and mortgage banking teams to position Beneficial for future growth.  $ %6/30/2013 12/31/2012 Change ChangeCRE ConsumerCRE $658 $745 ($87) -11.68%27%29% C&I 357 332 25 7.53% Total Commercial $1,015 $1,077 ($62) -5.76% C&I Residential 687 667 20 3.00% Residential 15% Consumer 683 703 (20) -2.84% 29% Total Consumer $1,370 $1,370 $0 0.00%Total Loans $2,385 $2,447 ($62) -2.53%

19 LOAN PORTFOLIO – ASSET QUALITY Credit costs have decreased but continue to significantly impact our financial results During the first 6 months of 2013, we recorded a provision for credit losses of $10 million, as compared to $15 million for the same period in 2012 We have seen improvement in our credit quality with non-performing loans decreasing by $31.1 million, or 35%, to $57.9 million (excluding government guaranteed student loans), as compared to June 30, 2012. Our non-performing asset ratio is 1.39%. However, charge-offs remain elevated. We continue to maintain a strong allowance for loan loss reserve with a coverage ratio of 2.46% We expect that the provision for credit losses will remain elevated in 2013 as we continue to focus on reducing our non-performing asset levels

20 ASSET QUALITY – NON-PERFORMING ASSETS ($ in thousands) Non-Performing Assets declined $45.8 million or 34.3% compared to June 30, 2012 Non-Performing Assets include $22.5 million of government guaranteed student loans Excluding government guaranteed student loans, non-performing assets/total assets declined from 2.31% as of June 30, 2012, to 1.39%

21 ASSET QUALITY – ALLL ($ in thousands) Reserves levels and coverage ratios remain strong

22 DEPOSIT COMPOSITION $ in millions Total Deposits = $3.7 billion Total Core Deposits = $3.0 billion (80%) Core deposits (excluding municipal deposits) have increased $34 million from year-end Municipal deposits decreased by $192 million or 31% from year-end, as we continue to re-price and run-off higher cost deposits

23 COST OF DEPOSITS ($ in millions) Cost of deposits has significantly declined with steady growth in deposit balances Actively assessing and managing our deposit mix, deposit balance levels and pricing to maximize net interest margin and ROE Have aggressively re-priced and decreased the municipal deposit portfolio since 2011

24 STATEMENT OF OPERATIONS Returned to profitability in 2011 with further improvement in 2012 Investing in people, brand and technology which may result in lower profitability in the short-term, but will drive future profitability and value to shareholders ($ in thousands) 2010 2011 2012Q1 2013Q2 2013Interest Income $ 197,514 $ 180,143 $ 170,430 $ 37,962 $ 37,698 Interest Expense49,896 38,046 30,973 6,396 6,470 Net Interest Income147,618 142,097 139,457 31,566 31,228Provision for loan loss70,200 37,500 28,000 5,000 5,000 Non-Interest Income27,220 25,236 27,606 6,938 7,327 Non-Interest Expense128,390 120,710 123,125 29,715 30,275 Pre-Tax Earnings (23,752) 9,12315, 9383,7893,280Tax Provision (Benefit)(14,789) (1,913) 1,759 575 374 NetIncome $ (8963) , $ 11036 , $ 14179 , $ 3214 , $ 2906 , Diluted EPS $ (0.12) $ 0.14 $ 0.18 $ 0.04 $ 0.04

25 NET INTEREST MARGIN Have significantly reduced cost of deposits; however, net interest margin will be under pressure in future periods with the persistent low rate environment, and until we begin to grow our loan portfolio and deploy excess liquidity ($ in thousands)

26 CAPITAL LEVELS REMAIN STRONG ($ in millions)

27 BENEFICIAL COMMON SHARE REPURCHASE SUMMARY 355,900 shares purchased during Q2 2013 and 1.58 million shares to date at an average price of $8.91 Company will continue to repurchase shares in accordance with program guidelines Approximately 774,300 shares remaining to be repurchased under the Plan

28 PRESENTATION TOPICS OUR MARKET CURRENT FOCUS Q2 2013 FINANCIAL HIGHLIGHTS OTHER MATTERS

29 OTHER MATTERS Beneficial was notified by the U.S. Department of Justice (the “DOJ”) that it had initiated an investigation of the Bank under the Equal Credit Opportunity Act and the Fair Housing Act The investigation resulted from a referral by the Federal Deposit Insurance Corporation (FDIC) and focuses on the Bank’s origination of home equity and mortgage loans Since the investigation is in its early stages, we cannot predict the eventual outcome of the DOJ investigation or any impact on our future operations or financial results Until the investigation is completed, it is unlikely that Beneficial will be filing any regulatory applications related to strategic expansion or regarding a second step conversion, which the Board had been actively evaluating

30